UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                March 23, 2015

OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10945 (Commission File Number)	95-2628227 (IRS Employer Identification No.)

11911 FM 529 Houston, TX (Address of principal executive offices)	77041 (Zip Code)

Registrant's telephone number, including area code: (713) 329-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

On March 24, 2015, M. Kevin McEvoy, our Chief Executive Officer, will deliver a presentation at the Scotia Howard Weil 43rd Annual Energy Conference in New Orleans, LA. Interested parties may view the handout for the presentation by using the Investor Relations link at Oceaneering's website, www.oceaneering.com, beginning on March 23, 2015 at approximately 4:00 p.m. Central Daylight Saving Time.
The handout includes a reconciliation of the non-GAAP term EBITDA used therein.
The information furnished pursuant to this Item 7.01 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Please note that certain information contained in the handouts and presentation are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 and are subject to the "Safe Harbor" provisions of those statutes. Forward-looking statements are generally accompanied by words such as "estimate," "project," "predict," "believe," "expect," "anticipate," "plan," "guidance," "forecast," "budget," "goal" or other words that convey the uncertainty of future events or outcomes. Among other items, the forward-looking statements in the handouts for the presentation and accompanying prepared statements include statements regarding:

•	Our belief that we are currently experiencing declining demand and pricing pressure for the services and products we offer in the oilfield;

•	Our estimates of our relative business exposures to each of the phases of the offshore life cycle;

•	Our belief that while work on most deepwater projects already approved and underway is likely to continue, the urgency to start new projects is in question until the commodity price environment stabilizes and improves;

•	Our projection that all of our oilfield business segments will have lower operating income in 2015 than in 2014;

•	Our expectations that our 2015 earnings per share will be in the range of $3.10 to $3.50, including:

•	our assumption that the pending acquisition of C & C Technologies, Inc. ("C&C") closes as scheduled and has the anticipated affect on our results;

•	our estimate of the impact of right-sizing and cost initiatives we have underway; and

•	our intent to take further measures if demand falls short of our expected levels;

•	The major considerations for our earnings outlook for 2015 compared to 2014, for our oilfield business operations including the following:

•	ROVs on lower service demand for drilling support and vessel-based projects, and reduced average pricing:

◦	our expectation of less fleet days on hire and lower utilization;

◦	our expectation of no material change in overall fleet size;

▪
Subsea Products on the expectation that our short cycle businesses, such as tooling, will experience lower demand and our expectation of lower demand to support field abandonment projects and BOP control system replacements. Based on our backlog and forecasted bookings, we expect umbilical revenues to be flat;

▪
Subsea Projects on lower vessel pricing in the Gulf of Mexico and reduced use of a third dynamically positioned vessel by BP on their Angola project, including our expectation that the Bourbon Evolution 803 will be released by BP at the end of April, with the operating income decline in Subsea Projects somewhat mitigated by:

◦	our acquisition of C&C during the last three quarters of the year, and

◦	our data solutions group, including our acquisition of AIRSIS in 2014;

▪
Asset Integrity on a lower level of activity as a result of planned maintenance deferrals by our customers and generally lower pricing, partially mitigated by an improvement in demand for our Subsea Asset Integrity services;

•	Our belief that our subsea asset integrity capabilities offer us a growth opportunity in a developing market;

•	Our expectation that our liquidity and projected cash flow in 2015 will provide us with ample resources to continue investing in our future and continue returning capital to our shareholders;

•	Our anticipated 2015 EBITDA of at least $725 million in 2015;

•	Our intent to allocate our cash flow from operations and debt proceeds, in order of priority, as follows:

▪	approximately $200 million to $250 million for organic capital expenditures;

▪	approximately $230 million for the C&C acquisition

▪	other acquisitions;

▪	cash dividends; and

▪	share repurchases;

▪	Our intent to continue to reevaluate our quarterly cash dividend annually during the second quarter of each year;

▪	Our intent to continue our practice of announcing share repurchases after they occur;

▪	Our belief that we are well positioned to make the most of this challenging time ;

▪
Our belief that our commanding competitive position, technology leadership, and strong balance sheet and cash flow enable us to continue investing in the company's future as opportunities arise and continue returning capital to our shareholders and our intent to do so;

▪
Our expectation that deepwater will continue to play a critical role in global oil supply growth despite its large capital commitments, technological challenges, and current commodity price environment; and

▪	Our anticipation that demand for our deepwater services and products will rebound and rise over time, and that our long-term business prospects remain promising.

These forward-looking statements are based on our current information and expectations that involve a number of risks, uncertainties, and assumptions. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are:

•	worldwide demand for oil and gas;

•	general economic and business conditions and industry trends;

•	delays in deliveries of deepwater drilling rigs;

•	delays in deepwater development activities;

•	the ability of the Organization of Petroleum Exporting Countries, or OPEC, to set and maintain production levels;

•	the level of production by non-OPEC countries;

•	the ability of oil and gas companies to generate funds for capital expenditures;

•	domestic and foreign tax policy;

•	laws and governmental regulations that restrict exploration and development of oil and gas in various offshore jurisdictions;

•	technological changes;

•	the political environment of oil-producing regions;

•	the price and availability of alternative fuels; and

•	overall economic conditions.

Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. For additional information regarding these and other factors that could cause our actual results to differ materially from those expressed in our forward-looking statements, see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2014 and our subsequent Quarterly Reports on Form 10-Q.

Except as required by applicable law, we do not undertake any obligation to update or revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date:	March 23, 2015	By:	/S/ ROBERT P. MINGOIA
Robert P. Mingoia
Vice President and Treasurer